Exhibit 99.1
Investor Presentation QUALITY. PERFORMANCE. INNOVATION.

Certain statements made in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. Among other, statements concerning management's expectations of future financial results, potential business, acquisitions, government agency approvals, additional indications and therapeutic applications for medical devices, as well as their outcomes, clinical efficacy and potential markets are forward looking. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. For a discussion of such risks and uncertainties, please refer to the information set forth under "Risk Factors" included in Synergetics USA, Inc.'s Annual Report on Form 10-K for the year ended July 31, 2009 and information contained in subsequent filings with the Securities and Exchange Commission. These forward looking statements are made based upon our current expectations and we undertake no duty to update information provided in this presentation.

Synergetics USA, Inc. was formed through a reverse merger of Synergetics, Inc. and Valley Forge Scientific in 2005 Synergetics was founded in 1991 and Valley Forge was founded in 1980 and became a publicly-held company in November 1989 Synergetics USA, Inc. (NASDAQ: SURG) Ophthalmic and Neurosurgical Devices Corporate Headquarters: O'Fallon, MO Manufacturing Facilities: O'Fallon, MO and King of Prussia, PA Shares Outstanding: 24,687,056 52 Week Range: $0.95 - $3.19 Market Cap: $63.0mm

Sales Mix 2009 % Increase FY 2009 FY 2008 (Decrease) Ophthalmic $29,981 $28,019 7.0% Neurosurgery 13,968, 12,924 8.1% OEM (Codman, Stryker and Iridex) 8,538 8,347 2.3% Other 478 772 (38.1%) Total $52,965 $50,063 5.8% % Increase FY 2009 FY 2008 (Decrease) United States (including OEM sales) $36,047 $35,838 0.6% International(including Canada) 16,918 14,225 18.9% Total $52,965 $50,063 5.8%

Stryker buys ultrasonic aspirator business from Mutoh Co. Ltd. and its affiliates Synergetics enters into strategic agreements with Stryker to: sell certain assets supply disposable ultrasonic instrument tips pursue development projects for aspiration products. Settlement of all litigation with Alcon generates $21.5 million in net cash for Synergetics

Project Restore Umbrella project for the reorganization of the Synergetics' business Project Lance (Stryker) Marketing Partners (for the balance of the neuro business) Product Code (SKU) Rationalization Assessment of R&D Project List Company Reorganization RIF (Reduction in Force) RIF (Reduction in Force) RIF (Reduction in Force) RIF (Reduction in Force) RIF (Reduction in Force) RIF (Reduction in Force) RIF (Reduction in Force) RIF (Reduction in Force) RIF (Reduction in Force) RIF (Reduction in Force) RIF (Reduction in Force)

Drive operational efficiencies to improve the platform's profitability Lean Manufacturing Inventory Reduction Select Outsourcing Elements of Project Restore Ophthalmology: Strategic Growth Retina Fill gaps Expand offering Expand into Glaucoma Develop strategy for ASC dynamic Develop strategy for emerging markets Opportunistic acquisitions Neurosurgery - Generate Cash Leverage marketing partner's distribution networks Focus development on high margin electrosurgery products Sales Force Productivity

Markets

2009 Anterior (Cataract) and Posterior (Retinal) Markets Compared Posterior Market 15%, $770,000,000 Anterior Market 85%, $4,400,000,000

Total Market: M$770 Estimated Yearly Growth: 5.4% Global Retinal Device Markets 2009 Total Market: M$770 EstimatedYearly Growth: 5.4% Cryosurgery, M$16 Light Pipes, M$19 Light Sources, M$6 Hemostasis, M$23 Retinal Laser Probes, M$37 Vitrectomy Packs, M$213 Tamponades, M$49 Instruments, M$66 Vitrectomy Machines, M$148 Retinal Lasers, M$191

Anti-VEGF Therapies (i.e. Lucentis) Long Term Drug Delivery Implants Artificial Vision Microplasmin Vitreous Disinsertion Site of Service Migration, e.g. ASC, Office

Product Review

DDMS Quantel Laser Directional Laser Probes Endoilluminator - Awh Chandelier Photon II

The OMNI is the most innovative and user-friendly ultrasonic aspirator available. In addition to the soft tissue removal capabilities common, it effectively addresses dense, fibrotic lesions, and pioneers the fine dissection of bone traditionally performed with rotating drills. The OMNI The Disposable Spetzler-Malis "Yellow" bipolar forceps offer surgeons brand-new, high- polished tips for guaranteed non-stick performance. Disposable Bipolar Forceps Our next generation Malis(r) Bipolar Generator. Dual- waveform technology provides delicate and efficient cutting and coagulation control at even lower power settings, further reducing thermal spread and collateral tissue damage. The Advantage(tm)

CMC III Codman Synergy Stryker Lesion Generator

360^ Approach from any angle Reposition without removal from the eye Options All gauges, all types Largest product line on the market What you want when you need it Ergonomic Design Great feel Responsive Reduces hand fatigue Easy Recognition Color coded by gauge size Style printed on the handle R&D Initiatives

Financials

Although sales were down 2.8% for the six months ended January 31, 2010, disposables sales were up 5.2%. Commercial Expenses were down 10.5% primarily due to our transition of our neurosurgery business to marketing partners. Net income increased by 35% and earnings per share increased by 50%. Cash flow from operations increased from a negative $2.4 million to a positive $2.5 million as compared to the six month period ended February 3, 2009. Total interest bearing debt decreased $2.1 million to $11.1 million bringing our leverage down to 21.9%. Post Alcon transaction (including payment of taxes), Company will have cash on its balance sheet and will have significantly reduced its debt

Increase/ FY 2009 FY 2008 (Decrease)
Sales $52,965 $50,063 5.8% Gross Profit 29,415 29,962 (1.8%) R&D 2,998 2,654 13.0% Sales & Marketing 14,262 12,601 13.2% G&A 9,030 9,499 (4.9%) Operating Income 3,125 5,208 (40.0%) Net Income $1595 , $2663 , (401%) . EPS $0.07 $0.11 (36.4%)

Marketing
Ophthalmology Neurosurgery Total Partners 2009 $29,981 $13,968 $8,538 $52,965 (Direct) (Direct)
2010& beyond No Change — $7,942 No Change All Direct (Stryker) $4,601 (Codman) $1,425 (Unallocated)

Increase/ FYE 2009 FYE 2008 (Decrease)
Accounts Receivable $9,105 $8,593 6.0% Inventory 15,025 14,568 3.1% Other Current Assets 1,228 1,388 (11.5%) Total Assets $58,080 $58,396 (0.5%) AccountsPayable & Accrued Exp. 4,696 5,435 (13.6%) S/T Debt 7,140 5,359 33.2% L/T Debt 6,079 7,951 (23.5%) Stockholders’ Equity $38,130 $36,357 4.9%

Increase/ FYE 2009 FYE 2008 (Decrease) Net Income $1,595 $2,663 $(1,068) Depreciation & Amort. 1,960 1,990 (30) ChangesIn Assets & Liabilities (2,904) 1,237 (4,141) Cash Flows from Operations 492 5,735 (5,243) Cash Flows from Investing (816) (1,186) 370 Cash Flows from Financing (16) (4,216) 4,200 Net (decrease) Increase (340) 333 (673) Beginning Balance 500 167 333 Ending Balance 160 500 (340)

1st 6 Months 1st 6 Months Increase/ FY 2010 FY 2009 (Decrease) Sales $25,160 $25,898 (2.8%) Gross Profit 14,145 14,921 (5.2%) R&D 1,331 1,506 (11.6%) Sales & Marketing 6,304 7,183 (12.2%) G&A 4,064 4,162 (2.4%) Operating Income 2,446 2,070 18.2% Net Income 1,419 1,051 35.0% EPS $0.06 $0.04 50.0%

1st 6 Months 1st 6 Months Increase/ FY 2010 FY 2009 (Decrease) AccountsReceivable $8,722 $8,427 3.5% Inventory 14,418 16,770 (14.0%) Other Current Assets 1,747 1,902 (8.1%) Total Assets 56,996 60,544 (5.9%) AccountsPayable & Accrued Exp. 4,197 4,918 (14.7%) S/T Debt 5,685 8,732 (34.9%) L/T Debt 5,425 7,303 (25.7%) Stockholders’ Equity 39,708 37,536 5.8%

1st 6 Months 1st 6 Months Increase/ FY-2010 FY-2009 (Decrease) Net Income 1,419 1,051 35.0% Depreciation & Amort. 967 887 9.0% ChangesIn Assets & Liabilities 288 (4,264) N/M Cash Flows from Operations 2,543 (2,395) N/M Cash Flows from Investing (341) (481) 29.1% Cash Flows from Financing (1,884) 2,725 N/M Net (decrease) Increase 318 (151) N/M Beginning Balance 160 500 (68.0%) Ending Balance 478 349 37.0% N/M = Not Meaningful

26 26 David M. Hable - CEO & President 28 years of progressive responsibility in sales, marketing, new business development and general management in the medical device industry. Kurt Gampp - COO & EVP Co-founded Synergetics, Inc. 28 years of microsurgical instrument making experience. Pamela Boone -CFO & EVP Previously served as CFO, VP, and Corporate Controller for Maverick Tube Corporation. 23 years of financial expertise. Jerry Malis, M.D. - Chief Scientific Officer & EVP Served as President, CEO, & Chairman of Valley Forge. Over 40 years of industry experience. Published over 50 articles in the biological science, electronics and engineering fields. Issued ten U.S. patents.

Improved stability of the platform Unique, technically proficient worldwide distribution capability Opportunity to create "Fast Follower" that will be viewed as an attractive entry vehicle to ophthalmology

OPHTHALMOLOGY Investor Presentation QUALITY. PERFORMANCE. INNOVATION.